UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21309
                                                     ---------

             Advent Claymore Convertible Securities and Income Fund
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               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
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               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2009
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

  ANNUAL                 ADVENT CLAYMORE CONVERTIBLE  |
  REPORT                 SECURITIES AND INCOME FUND   |  AVK

October 31, 2009

ADVENT                                                  LOGO:
CAPITAL MANAGEMENT                                      CLAYMORE (R)

                                  WWW.CLAYMORE.COM/AVK

                        ... YOUR BRIDGE TO THE LATEST,

                 MOST UP-TO-DATE INFORMATION ABOUT THE

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AVK, you will find:

o Daily, weekly and monthly data on share prices, net asset values, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information


Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

TRACY V. MAITLAND
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dear SHAREHOLDER |

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended October 31, 2009.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities. Convertible securities represented 81.9% of the portfolio as of October 31, 2009.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ending October 31, 2009, the Fund generated a total return based on market price of 20.34% and a return of 42.52% based on NAV. As of October 31, 2009, the Fund's market price of $14.24 represented a discount of 12.53% to the Fund's NAV of $16.28. As of October 31, 2008, the Fund's market price of $13.11 had represented a premium of 4.71% to the Fund's NAV of $12.52. The market price of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. During the 12 months from October 31, 2008, through October 31, 2009, the swing from a premium over NAV to a discount from NAV inhibited the share price performance.

The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS(SM)"). At the beginning of the fiscal year, as of October 31, 2008, the Fund's leverage was $275 million. On December 1, 2008, the Fund announced a partial at-par redemption of its outstanding AMPS, liquidation preference $25,000 per share. Between December 23, 2008, and January 14, 2009, the Fund redeemed $13 million of its outstanding AMPS at prices equal to the liquidation preference per share, plus accumulated but unpaid dividends as of the applicable redemption date. Since January 14, 2009, the Fund's leverage has been maintained at $262 million. In recent months the Fund has maintained a higher than usual cash balance in order to mute volatility and also to have funds available to take advantage of attractive investment opportunities that may arise. The Fund's leverage represented 40.6% of managed assets as of October 31, 2009, however this additional cash in the portfolio has the effect of causing effective economic leverage to be less than the stated leverage.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The broad auction-rate preferred securities market remains frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the fiscal year ended October 31, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.47% to 5.76% . In recent months, the cost of leverage has been 1.50% or less.

We continue to evaluate the benefits and effects of leverage on the Fund, as well as to explore other types of leverage. Given the very low maximum rates that have been established for the Fund's AMPS over the last few months, the leverage has been helpful as the market has

                                            Annual Report | October 31, 2009 | 3

AVK | Advent Claymore Convertible Securities and Income Fund | DEAR SHAREHOLDER continued

rebounded. During this period, leverage has helped to create capital appreciation and has contributed to income, since the portfolio is yielding more than the cost of leverage.

In each month from December 2008 through October 2009, the Fund declared monthly dividends of $0.0939 per share. This monthly dividend rate reflects a reduction from the previous monthly distribution rate of $0.1718 per share, which was maintained through November 2008. The current dividend represents an annualized distribution rate of 7.91% based upon the closing market price of $14.24 on October 31, 2009. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is depressed than when the price is higher.

On July 17, 2009, Claymore Group Inc., the parent of Claymore Securities, Inc. (the "Servicing Agent"), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. would merge into Claymore Group Inc., which would be the surviving entity. This transaction was completed on October 14, 2009, and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to negatively affect the daily operations of the Fund or the Servicing Agent.

The following Questions & Answers section provides more information about the factors that affected the Fund's performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/avk.

Sincerely,

Tracy V. Maitland

/s/ Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

December 2, 2009

4 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS &
ANSWERS

QUESTIONS & ANSWERS |

Advent Claymore Convertible Securities and Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high-yield markets and the performance of the Fund during the Fund's fiscal year ended October 31, 2009.

--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE THEM? The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices, and changes in interest rates and other economic and market factors. The Fund expects to invest approximately 70% of its assets in lower-grade securities; however, from time to time it is possible that all of the Fund's assets may be invested in lower-grade securities.

More than half of the convertible market and a large portion of the Fund's convertible investments are in securities issued by growth companies--particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital for growth; convertibles generally have a lower interest rate than non-convertible bonds, but entail less dilution than issuing common stock. Convertible preferreds are often issued by financial companies in order to raise capital while helping to keep their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuing company's balance sheet, making a downgrade in credit rating more likely, while preferred stock is classified as equity. Credit ratings are especially important to financial companies, which are significant issuers of convertible preferred securities, since a lower credit rating generally results in higher borrowing costs.

The Fund's flexibility to shift between convertibles and high-yield bonds, also known as "junk" bonds, helps provide diversification on an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and the yield advantage has historically provided inherent downside protection in weaker markets. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.

--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST 12
MONTHS.
The Fund's annual report for the 2008 fiscal year discussed a financial crisis that originated with the end of a housing boom fueled by excessively easy credit. After the September 2008 failure of Lehman Brothers Holdings Inc., the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, interest rate spreads between Treasury securities and corporate bonds widened dramatically, and there were pronounced declines in the market values of convertibles, high-yield bonds and other asset classes that carried any degree of credit risk.

The market for convertible securities, which in the past was much less volatile than equities, was already in the red prior to the Lehman failure. Then the convertible market, as measured by the Merrill Lynch All U.S. Convertibles Index, lost 14.59% and 17.99%, respectively, in September and October 2008--an unprecedented setback. A major reason for the severe decline was selling by hedge funds, which had made leveraged investments in convertibles while shorting the underlying common stocks. Having lost their prime brokerage accounts and other sources of credit, hedge funds were forced to sell their convertible securities at any price, regardless of fundamentals, causing prices to drop precipitously. The return of the Merrill Lynch All U.S. Convertibles Index, which measures performance for the domestic convertible market as a whole, was -35.73% for calendar year 2008, the worst one-year performance in the 50-plus years for which historical records are available.

The dramatic sell-off that occurred in the last few months of 2008 attracted unusual interest in convertible securities, whereas historically, many investors have overlooked convertibles as an asset class. In early 2009, there was considerable buying by managers of equity and bond accounts, many of whom are permitted to invest in convertibles, since convertibles are fixed-income securities that convert into equities. These "cross-over" investors had been less prevalent in recent years when hedge funds were more dominant in the convertible market.

Both equity and corporate bond markets have been in a strong recovery since March 2009 and convertibles have enjoyed an especially strong rebound during the Fund's fiscal year ended October 31, 2009. Return of the Merrill Lynch All U.S. Convertibles Index for the 12-month period was 37.27% . The Standard & Poor's 500 Index, which is generally regarded as an indicator of the broad stock market, returned 9.80% for the 12 months ended October 31, 2009, despite a negative return of -8.53% in the six-month period from October 31, 2008, through April 30, 2009. The Barclays Capital US Aggregate Bond Index (formerly known as the "Lehman Aggregate")--which measures the return of the high-quality U.S. bond market--returned 13.79% for the same 12-month period. After a period of

                                            Annual Report | October 31, 2009 | 5

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued

extreme weakness in late 2008, the high-yield bond market experienced a dramatic recovery as investors once again tolerated credit risk. The return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 48.79% for the 12 months ended October 31, 2009--a rare example of high-yield securities significantly outperforming convertibles in a strong market. High yield lagged lower rated convertible securities, however; the Merrill Lynch All Speculative Quality Convertibles Index returned 56.8% during the Fund's fiscal year.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
It is gratifying to note that the Fund's net asset value ("NAV") return was higher than the 37.27% return of the Merrill Lynch All U.S. Convertibles Index for the past fiscal year, as it has been for most periods since the Fund's inception; however, past performance is not a guarantee of future results. For the fiscal year ended October 31, 2009, the Fund generated a total return based on market price of 20.34% and a return of 42.52% based on NAV. As of October
31, 2009, the Fund's market price of $14.24 represented a discount of 12.53% to the Fund's NAV of $16.28. As of October 31, 2008, at the start of the fiscal year, the Fund's market price of $13.11 represented a premium of 4.71% to the Fund's NAV of $12.52. The market price of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. During the 12 months from October 31, 2008, through October 31, 2009, the swing from a premium over NAV to a discount from NAV caused the market price performance to lag behind the Fund's portfolio return as reflected in the NAV return. All Fund returns cited--whether based on NAV or market price--assume the reinvestment of all distributions.

--------------------------------------------------------------------------------
WHAT WERE THE MAJOR INVESTMENT DECISIONS THAT AFFECTED THE FUND'S PERFORMANCE? Throughout the fiscal year, the Fund's portfolio maintained a weighted average credit rating of approximately BB+ (the highest rating for below investment-grade bonds). Historically, Advent has regarded BB+ as a sweet spot on the rating spectrum. But in the first two months of the Fund's fiscal year, the best returns were derived from investment-grade convertibles. Then, starting in January 2009, as the credit panic of 2008 began to abate, lower-quality convertibles outperformed the broad convertible indices every month until October, when the convertible indices suffered the first down month since February. The best returns for most of the Fund's fiscal year were derived from the lowest quality issues.

A second dimension of the Fund's portfolio was its heavy investment in convertible securities as opposed to high-yield bonds and other more purely income vehicles. As the name of the Fund suggests, it is primarily a convertible fund, although it is permitted to invest up to 40% in various non-convertible income-producing securities. During the Fund's fiscal year, the Fund's investments in high-yield bonds never exceeded 15% and this asset allocation inhibited performance as the Merrill Lynch High Yield Master II Index made a remarkable recovery of 48.79% during the Fund's fiscal year--a rare if not singular example of high-yield bonds significantly outperforming convertible securities during an extremely strong market. In retrospect, the strength of high yield--as well as the strength of sub-investment-grade convertible securities--reflected the market bounce after the remarkable credit panic in 2008.

The Fund's exposure to the financial sector was reduced somewhat in autumn of 2008 when frozen credit markets and unprecedented regulatory pressures--including the potential nationalization of major banks--made some of the Fund's financial investments seem too risky, especially the positions in formerly high-quality financial convertible preferreds. The decision to reduce exposure to such securities hurt performance for the fiscal year, especially early in 2009, when issues of financial institutions were exceptionally strong. A major challenge over the last year has been to analyze the risks inherent in the loan portfolios of many financial firms. This task has been especially difficult for external analysts given that managements and regulators of financial institutions have often appeared unable to understand the risks; when in doubt, Advent made the judgment that it was wise to minimize the exposure. The Fund's current position in financials is approximately 20.7% of the portfolio, somewhat less than has been typical in the past. Historically, banks in need of capital have been big issuers of convertible preferreds because preferreds have been a superior alternative to bonds, given that issuance of bonds tends to expose the companies to potential ratings downgrades. It is essential for financial institutions to maintain investment-grade credit ratings in order to protect their funding sources. After the preferred issues of some major financial institutions that failed were rendered worthless late in 2008, there have been very few new preferred issues from financial institutions, presumably because the market remains skittish about buying financial preferreds. As in the past, the Fund's managers would welcome the opportunity to invest in new issues of convertible preferreds of financial institutions that appear sound. Indeed, we reinvested in XL Capital Ltd. (1.5% of long-term investments), a provider of insurance and reinsurance, as the insurer's fundamentals began to improve amid stronger capital markets and under the positive influence of a new CEO who had been recruited outside the company. Moreover, the company had issued an attractive Baa2/BBB- rated 10.75% convertible preferred in July 2008, and we were able to accumulate a substantial position at what we considered to be attractive prices.

The Fund's largest economic sector is health care, which represented approximately 26.8% of the portfolio as of October 31, 2009, and contributed positively to performance over the last year. Health care companies such as Teva Pharmaceutical Industries Ltd., (3.0% of long-term investments, and our second largest investment), the world's largest generic drug company; Amgen, Inc. (2.9% of long-term investments, the Fund's third largest investment), the world's largest biotechnology company; and medical device manufacturer Medtronic, Inc. (2.6% of long-

6 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued

term investments, our fourth largest position) have enjoyed growing cash flows and strong balance sheets. There really was no recession in health care. Early in the fiscal year, health care companies appeared undervalued, presumably because of market concerns about health care reform. More recently, these holdings have performed well, as the likelihood of a conclusion to health care legislation has the potential to reduce the market uncertainty surrounding health care companies.

The Fund's largest individual investment at October 31, 2009, was Intel Corp., which was consistently among the top 10 holdings during the fiscal year. At fiscal year end, the Fund held two Intel convertible bonds (3.1% of long-term investments).

The highest percentage returns were from convertible preferred investments, of which some smaller positions of 1% or less of total investments returned over 50% after the convertibles were accumulated during the fiscal year rather than being held for the entire year. These included Simon Property Group, Inc. 6% (1.1% of long-term investments) and Whiting Petroleum Corp. 6.25% (0.9% of long-term investments). The Simon Property preferred appreciated along with a strong market for REITs in general. Whiting Petroleum had good operational results and is a relatively rare example of a mid-size domestic exploration & development company that is primarily an oil producer (at a time when natural gas--which is more prevalent domestically--appears to have weaker prospects). Moreover, Whiting enjoyed better than expected drilling results.

The two highest dollar contributions to the Fund's returns were also from preferreds: Vale Capital Ltd 5.5% (2.1% of long-term investments, and one of the Fund's top 10 holdings) and New York Community Bancorp, Inc. 6% (1.3% of long-term investments, a former top-10 position). The Vale convertible, dollar-denominated preferred appreciated as the Brazil-based Vale's production of iron ore and other minerals enjoyed continued robust demand from emerging markets. New York Community performed well as financial stocks rebounded and as the company maintained its traditional record of low loan losses despite economic weakness.

There were no major losses among issues held at the close of the fiscal year. Earlier in the year, however, the Fund had realized some losses in situations that faced deteriorating fundamentals combined with a need for refinancing, for example, ProLogis Trust 2.25% convertible bonds (not held in the portfolio at period end) and YRC Worldwide, Inc. 5% convertible bonds (not held in the portfolio at period end). Prologis is a global warehouse company that was hit both by the recession and by a need to restructure its balance sheet. YRC Worldwide's trucking operations were depressed by the economic downturn and the company had significant leverage. The largest dollar loss--like the largest gains--also came from the convertible preferred portion of the portfolio, which tends to be the most volatile of the Fund's investments. The Fund sold the Avery Dennison Corp. 7.875% convertible preferred (not held in the portfolio at period end) at a substantial loss after the manufacturer of office supplies turned out to be surprisingly susceptible to the weak economy.

A significant positive for the Fund's performance during the 2009 fiscal year was the use of leverage, which is discussed in the response to the next question. Leverage has been a major factor in the Fund's success over time--with the exception of the negative returns in fiscal year 2008. The managers' strategy has been to invest in relatively conservative convertibles, avoiding a high degree of credit risk, and then to leverage the performance of these relatively strong companies.

--------------------------------------------------------------------------------
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?
During the fiscal year ended October 31, 2009, the cost of leverage was much less than the return of the Fund's investments; accordingly, leverage made a significant contribution to the Fund's total return to common shareholders--the highest return of any of our six fiscal years. (The Fund's inception was in April 2003, so the initial October 2003 fiscal reporting period was effectively only six months.) The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unlever-aged portfolio--as was evident during the market panic in fiscal 2008. Leverage adds to performance when the cost of leverage is less than the total return generated by investments, which has been the case during most of the Fund's history since inception.

The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS(SM)"). At the beginning of the fiscal year, as of October 31, 2008, the Fund's leverage was $275 million. Early in the fiscal year, the Fund's managers made the decision to reduce leverage at a time when the ability to make distributions to common shareholders was threatened by certain asset coverage restrictions. On December 1, 2008, the Fund announced a partial at-par redemption of its outstanding AMPS, liquidation preference $25,000 per share. Between December 23, 2008, and January 14, 2009, the Fund redeemed $13 million of its outstanding AMPS at prices equal to the liquidation preference per share, plus accumulated but unpaid dividends as of the applicable redemption date. Since January 14, 2009, the Fund's leverage has been maintained at $262 million. Throughout the fiscal year, the Fund has maintained a higher than normal cash balance in order to mute volatility and also to have funds available to take advantage of attractive investment opportunities that may arise. The Fund's leverage represented 40.6% of managed assets as of October 31, 2009, however this additional cash in the portfolio has the effect of causing effective economic leverage to be less than the stated leverage.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The broad auction-rate preferred securities market remains frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred

Annual Report | October 31, 2009 | 7

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AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS &
ANSWERS continued

shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the fiscal year ended October 31, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.47% to 5.76% . In recent months, the cost of leverage has been 1.50% or less.

The Fund's managers will continue to evaluate the benefits and effects of leverage on the Fund, as well as to explore other types of leverage. Given the very low rates that have been established for the Fund's AMPS over the last few months, the leverage has been beneficial as the market has rebounded. During this period, leverage has helped to create capital appreciation and has contributed to income, since the portfolio is yielding more than the cost of leverage.

--------------------------------------------------------------------------------
PLEASE DISCUSS THE FUND'S DISTRIBUTIONS DURING THE LAST FISCAL YEAR.
In each month from December 2008 through October 2009, the Fund declared a monthly distribution of $0.0939 per common share. This monthly distribution rate reflects a reduction from the previous monthly distribution rate of $0.1718 per common share, which was maintained through November 2008. The current monthly distribution represents an annualized distribution rate of 7.91% based upon the last closing market price of $14.24 as of October 31, 2009. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

--------------------------------------------------------------------------------
WHAT IS THE CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?
The Fund's managers are cautiously optimistic about the market for convertible securities and high-yield bonds, in large part because credit spreads are still wider than the historic norm. This means that, despite the recovery experienced over the last few months, it still appears likely that prices of corporate bonds--which carry credit risk--could rise a bit more. That would directly elevate the high-yield portion of the Fund, which is relatively small, and would also tend to drive up the prices of convertible securities, which are affected by many of the same factors as high yield bonds. Recent research published by Bank of America Merrill Lynch indicates that convertible securities remain somewhat "cheap"; this suggests that the convertible market has not fully recovered from the remarkably undervalued conditions in late
2008, and that convertible securities could therefore continue to perform well in the near future, even if the stock market fails to enjoy strong appreciation.

A key question is whether and to what degree the incipient economic recovery will continue, a judgment that is very difficult to make. Historically, periods of tightening credit spreads have been followed by periods of stronger economic activity and stronger equity markets. Since credit spreads have tightened in recent months, history would suggest further strength in the prices of equities and convertible securities. An improving economy should also result in more new issues of bonds and convertibles, as companies seek to fund future growth and to strengthen their balance sheets. Moreover, the reopening of the capital markets to new issuance means that viable companies should be able to refinance maturing debt instruments, and this enhances the credit quality of convertible and other corporate fixed-income securities independent of the potential credit enhancement from a recovering economy.

--------------------------------------------------------------------------------
The conversion premium reflects the market price of a convertible relative to the market value of the common shares into which the convertible security can be converted. For example, a bond trading at a par value of $1,000 that is convertible into 20 shares trading at $40 would have a conversion premium of
25% over its conversion value of $800. The lower the conversion premium, the more upside there is for convertible investors. If the stock performs poorly, the convertible normally provides downside protection based on its yield and its fixed-income value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEX DEFINITIONS
Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and convertible preferred stock issues of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage
(ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

Merrill Lynch All Speculative Quality Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

8 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
AVK RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES.The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's''conversion price,'' which is the predetermined price at which the convertible security could be exchanged for the associated stock.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

LOWER GRADE SECURITIES. Investing in lower grade securities (commonly known as"junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

INTEREST RATE RISK. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

o if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund's portfolio generally will decline;

o during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

o during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

ILLIQUID INVESTMENTS.The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

STRATEGIC TRANSACTIONS.The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/avk for a more detailed discussion about Fund risks and considerations.

                                            Annual Report | October 31, 2009 | 9

AVK | Advent Claymore Convertible Securities and Income Fund

Fund SUMMARY | AS OF OCTOBER 31, 2009 (unaudited)


FUND STATISTICS
-------------------------------------------------------------------
Share Price                                                 $14.24
Common Share Net Asset Value                                $16.28
Premium/Discount to NAV                                    -12.53%
Net Assets Applicable to Common Shares ($000)             $383,925

TOTAL RETURNS
-------------------------------------------------------------------
(INCEPTION 4/30/03)                           MARKET          NAV
-------------------------------------------------------------------
One Year                                       20.34%      42.52%
Three Year - average annual                   -10.55%      -6.92%
Five Year - average annual                     -1.42%       0.08%
Since Inception -average annual                 1.08%       3.35%
-------------------------------------------------------------------

                                                     % OF LONG-TERM
TOP TEN INDUSTRIES                                     INVESTMENTS
-------------------------------------------------------------------
Healthcare Products & Healthcare Services                   12.1%
Pharmaceuticals                                             10.1%
Telecommunications                                           7.7%
Insurance                                                    7.0%
Real Estate & Real Estate Investment Trusts                  6.9%
Biotechnology                                                6.6%
Oil & Gas and Oil & Gas Services                             6.2%
Semiconductors                                               5.2%
Banks                                                        4.0%
Diversified Financial Services                               3.5%
-------------------------------------------------------------------

                                                     % OF LONG-TERM
TOP TEN ISSUERS                                        INVESTMENTS
-------------------------------------------------------------------
Intel Corp.                                                  3.1%
Teva Pharmaceutical Industries Ltd.                          3.0%
Amgen, Inc.                                                  2.9%
Medtronic, Inc.                                              2.6%
Vale Capital Ltd.                                            2.1%
Transocean, Inc.                                             2.0%
Mylan, Inc.                                                  1.9%
Omnicare, Inc.                                               1.8%
LifePoint Hospitals, Inc.                                    1.8%
Lucent                                                       1.7%
-------------------------------------------------------------------


Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

SHARE PRICE & NAV PERFORMANCE

       SHARE PRICE          NAV
10/31/08 13.11             12.52
         13.38             12.67
         13.81             13.28
         13.5              12.91
         13.44             12.47
         13.35             12.66
         13.34             12.61
         12.4              12.34
         11.71             11.84
         11.67             12.19
         11.01             12
         10.41             11.65
         9.96              11.49
         9.7               10.99
         8.49              10.23
         8.18              10.23
         9.23              10.6
         9                 10.84
         9.59              11.11
         10.09             11.12
         9.31              10.7
         8.8               10.81
         8.73              10.84
         8.37              10.67
         8.37              10.82
         8.59              11.06
         8.55              11.04
         8.71              11.14
         8.07              10.86
         7.99              10.97
         7.81              10.93
         8.08              11.3
         8.38              11.37
         8.81              11.4
         9.18              11.49
         9.6               11.35
         10.04             11.41
         10.2              11.44
         10.2              11.42
         9.81              11.5
         10.17             11.72
         10.95             11.89
         11.71             12.08
         12.06             12.29
         12.06             12.66
         11.55             12.57
         11.63             12.64
         11.85             12.58
         11.7              12.41
         11.64             12.44
         11.53             12.17
         11.4              12.09
         11.7              12.1
         11.6              11.61
         11.65             11.85
         11.7              11.71
         11.52             11.72
         11.65             11.83
         11.55             11.89
         12.15             12.36
         12.29             12.11
         11.99             11.93
         11.75             11.84
         11.99             11.95
         11.83             11.92
         11.73             12.08
         11.87             12.26
         11.9              12.29
         11.74             11.98
         11.38             11.99
         11.4              12.02
         11.21             11.96
         10.32             11.56
         10.03             11.58
         10                11.5
         9.75              11.42
         9.26              11.29
         9.78              11.54
         9.77              11.54
         10.1              11.34
         9.56              11.16
         9                 10.84
         8.74              10.8
         9.44              10.93
         8.75              10.68
         8.51              10.65
         8.2               10.62
         8.71              10.93
         9.05              10.89
         9.45              11.08
         9.45              11.16
         9.54              11.12
         9.44              11.23
         9.51              11.36
         9.41              11.37
         9.39              11.31
         10.34             11.74
         10.23             11.63
         10.38             11.61
         10.43             11.8
         10.18             11.73
         9.86              11.4
         9.92              11.63
         10.18             11.71
         10.54             12.06
         10.55             12.17
         10.36             12.15
         10.37             12.01
         10.58             12.14
         11                12.64
         10.94             12.56
         10.61             12.48
         10.89             12.53
         11.21             12.79
         11.42             12.74
         10.88             12.2
         10.82             12.43
         10.74             12.44
         10.85             12.51
         11.01             12.76
         11.21             12.59
         11.14             12.55
         11.32             12.84
4/30/09  11.4              12.89
         12.3              12.93
         12.25             13.36
         12.05             13.32
         12.27             13.47
         12.05             13.39
         12.3              13.69
         12.07             13.52
         12.13             13.46
         11.66             13
         11.44             13.1
         11.31             13
         11.67             13.25
         11.69             13.32
         11.81             13.34
         11.79             13.25
         11.89             13.25
         11.93             13.48
         11.93             13.44
         12.15             13.55
         12.26             13.8
         12.6              13.96
         12.51             14.02
         12.4              13.83
         12.54             13.97
         12.78             13.92
         12.62             13.89
         12.61             14.04
         12.52             14.05
         12.59             14.15
         12.57             14.09
         12.13             13.85
         11.93             13.7
         11.9              13.62
         11.99             13.65
         12.05             13.78
         11.72             13.39
         11.74             13.41
         11.9              13.56
         12.02             13.76
         12.03             13.8
         12.12             13.87
         12.01             13.83
         12.13             13.88
         12                13.65
         11.98             13.57
         11.94             13.49
         11.84             13.41
         11.95             13.54
         12                13.53
         12.19             13.61
         12.35             13.76
         12.49             14.08
         12.54             14.26
         12.64             14.28
         12.72             14.69
         12.77             14.53
         12.87             14.56
         13.06             14.84
         13.3              14.96
         13.3              15.01
         13.37             15.02
         13.19             15.03
         13.41             15.2
         13.5              15.26
         13.64             15.56
         13.84             15.62
         14                15.6
         14.04             15.57
         14.15             15.73
         14.2              15.67
         14.08             15.51
         14.05             15.53
         14.02             15.65
         13.76             15.52
         13.33             15.22
         13.45             15.35
         13.46             15.39
         13.68             15.48
         13.78             15.7
         13.85             15.72
         13.85             15.79
         13.74             15.76
         13.82             15.83
         13.85             15.89
         13.7              15.82
         13.47             15.56
         13.33             15.56
         13.45             15.68
         13.66             15.82
         13.84             15.97
         13.94             16.13
         14.07             16.29
         14.1              16.23
         14.06             16.33
         14.23             16.46
         14.54             16.66
         14.5              16.58
         14.45             16.58
         14.34             16.56
         14.5              16.69
         14.54             16.65
         14.64             16.49
         14.53             16.45
         14.65             16.65
         14.7              16.64
         14.73             16.64
         14.6              16.33
         14.38             16.27
         14.49             16.46
         14.59             16.62
         14.69             16.66
         14.76             16.84
         14.83             16.89
         14.94             16.92
         14.93             16.79
         15.11             17.06
         15.1              17.08
         15.12             16.97
         15.26             17
         15.3              16.97
         15.17             16.99
         15.3              17.04
         15.19             16.85
         15.21             16.68
         14.99             16.57
         14.42             16.3
         14.69             16.55
10/31/09 14.24             16.28




MONTHLY DIVIDENDS PER SHARE


Nov 08 0.1718
Dec    0.0939
Jan 09 0.0939
Feb    0.0939
Mar    0.0939
Apr    0.0939
May    0.0939
June   0.0939
July   0.0939
Aug    0.0939
Sep    0.0939
Oct    0.0939


PORTFOLIO COMPOSITION (% of Total Investments)

ASSET CLASS
--------------------

Convertible Securities 81.9%

High Yield Securities  11.1%

Short-Term Investments  7.0%

10 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Portfolio of INVESTMENTS | OCTOBER 31, 2009

NUMBER
OF SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS -- 150.1%
               CONVERTIBLE PREFERRED STOCKS -- 40.4%
               AGRICULTURE -- 1.2%
      109,100  Archer-Daniels-Midland Co., 6.25%, 2011                        $  4,664,025
-------------------------------------------------------------------------------------------
               BANKS -- 6.0%
       72,850  FifthThird Bancorp, Ser. G, 8.50%, 2049                           8,268,475
       72,176  Keycorp, Ser. A, 7.75%, 2049                                      5,853,473
        6,000  Webster Financial Corp., Ser. A, 8.50%, 2049                      4,537,500
        4,842  Wells Fargo & Co., Ser. L, 7.50%, 2049                            4,333,590
-------------------------------------------------------------------------------------------
                                                                                22,993,038
-------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES -- 0.9%
        6,200  SLM Corp., Ser. C, 7.25%, 2010                                    3,445,650
-------------------------------------------------------------------------------------------
               ELECTRIC -- 4.2%
      176,504  FPL Group, Inc., 8.375%, 2012                                     8,604,570
      123,400  Great Plains Energy, Inc., 12.00%, 2012                           7,626,120
-------------------------------------------------------------------------------------------
                                                                                16,230,690
-------------------------------------------------------------------------------------------
               FOOD PRODUCTS -- 1.9%
      623,200  Dole Food 2009 Automatic Common Exchange SecurityTrust,
               7.00%, 2012 (a)                                                   7,303,904
-------------------------------------------------------------------------------------------
               HEALTHCARE SERVICES -- 2.9%
        4,500  HealthSouth Corp., Ser. A, 6.50%, 2049                            3,145,500
      231,000  Omnicare CapitalTrust II, Ser. B, 4.00%, 2033                     7,930,230
-------------------------------------------------------------------------------------------
                                                                                11,075,730
-------------------------------------------------------------------------------------------
               HOUSEWARES -- 0.8%
       90,000  Newell FinancialTrust I, 5.25%, 2049                              3,178,125
-------------------------------------------------------------------------------------------
               INSURANCE -- 4.7%
       69,000  Assured Guaranty Ltd., 8.50%, 2014 (Bermuda)                      4,968,000
       70,000  Reinsurance Group of America, Equity Security Unit, 5.75%, 2051   4,330,200
      344,375  XL Capital Ltd., 10.75%, 2011 (Cayman Islands)                    8,833,219
-------------------------------------------------------------------------------------------
                                                                                18,131,419
-------------------------------------------------------------------------------------------
               MINING -- 3.2%
      250,000  Vale Capital Ltd., Ser. RIO, 5.50%, 2010 (Brazil)                12,262,500
-------------------------------------------------------------------------------------------
               OIL & GAS -- 1.4%
       33,612  Whiting Petroleum Corp., 6.25%, 2049                              5,118,099
-------------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 2.8%
       10,560  Mylan, Inc., 6.50%, 2010                                         10,876,800
-------------------------------------------------------------------------------------------
               PIPELINES -- 1.5%
        6,600  El Paso Corp., 4.99%, 2049                                        5,768,400
-------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -- 1.6%
      106,000  Simon Property Group, Inc., Ser. I, 6.00%, 2049                   6,254,000
-------------------------------------------------------------------------------------------
               SAVINGS & LOANS -- 2.0%
      192,788  New York Community CapitalTrustV, 6.00%, 2051                     7,663,323
-------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- 4.3%
      128,095  Crown Castle International Corp., 6.25%, 2012                     6,789,035
       13,155  LucentTechnologies CapitalTrust I, 7.75%, 2017 (France)           9,668,925
-------------------------------------------------------------------------------------------
                                                                                16,457,960
-------------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.0%
        4,000  Kansas City Southern, 5.125%, 2049                                3,799,776
-------------------------------------------------------------------------------------------
               TOTAL CONVERTIBLE PREFERRED STOCKS -- 40.4%
               (Cost $141,620,974)                                             155,223,439
-------------------------------------------------------------------------------------------



PRINCIPAL
AMOUNT                                                                              VALUE
-------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS -- 91.8%
               AEROSPACE & DEFENSE -- 1.4%
$   5,275,000  AlliantTechsystems, Inc., BB-, 2.75%, 9/15/11                $    5,420,062
-------------------------------------------------------------------------------------------
               AGRICULTURE -- 0.7%
    2,500,000  Archer-Daniels-Midland Co., A, 0.875%, 2/15/14                    2,534,375
-------------------------------------------------------------------------------------------
               AIRLINES -- 0.5%
    2,000,000  Continental Airlines, Inc., CCC+, 5.00%, 6/15/23                  1,980,000
-------------------------------------------------------------------------------------------
               BIOTECHNOLOGY -- 9.9%
    8,500,000  Amgen, Inc., A+, 0.125%, 2/01/11                                  8,404,375
    8,500,000  Amgen, Inc., A+, 0.375%, 2/01/13                                  8,404,375
    6,250,000  Amylin Pharmaceuticals, Inc., NR, 3.00%, 6/15/14                  4,781,250
    5,000,000  Gilead Sciences, Inc., NR, 0.50%, 5/01/11                         5,906,250
    6,000,000  LifeTechnologies Corp., BB+, 3.25%, 6/15/25                       6,967,500
    3,500,000  Millipore Corp., BB-, 3.75%, 6/01/26                              3,605,000
-------------------------------------------------------------------------------------------
                                                                                38,068,750
-------------------------------------------------------------------------------------------
               COAL -- 0.9%
    4,500,000  Massey Energy Co., BB-, 3.25%, 8/01/15                            3,633,750
-------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES -- 0.3%
    1,050,000  Quanta Services, Inc., NR, 3.75%, 4/30/26                         1,169,438
-------------------------------------------------------------------------------------------
               COMPUTERS -- 4.3%
    4,150,000  DST Systems, Inc., Ser. C, NR, 4.125%, 8/15/23                    4,378,250
    5,000,000  EMC Corp., A-, 1.75%, 12/01/11                                    5,906,250
    2,000,000  EMC Corp., A-, 1.75%, 12/01/13                                    2,410,000
    3,750,000  Maxtor Corp., B, 2.375%, 8/15/12 (Cayman Islands)                 3,857,813
-------------------------------------------------------------------------------------------
                                                                                16,552,313
-------------------------------------------------------------------------------------------
               DISTRIBUTION/WHOLESALE -- 0.7%
    2,160,000  WESCO International, Inc., B, 6.00%, 9/15/29                      2,597,400
-------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES -- 2.7%
    5,000,000  Affiliated Managers Group, Inc., BBB-, 3.95%, 8/15/38             4,750,000
    3,800,000  AmeriCredit Corp., B-, 0.75%, 9/15/11                             3,434,250
    2,681,000  Nasdaq OMX Group, Inc., BB+, 2.50%, 8/15/13                       2,369,334
-------------------------------------------------------------------------------------------
                                                                                10,553,584
-------------------------------------------------------------------------------------------
               ELECTRICAL COMPONENTS & EQUIPMENT -- 1.4%
    1,250,000  SunPower Corp., Ser. SPWR, NR, 1.25%, 2/15/27                     1,100,000
    4,250,000  Suntech Power Holdings Co. Ltd., NR, 0.25%, 2/15/12
               (Cayman Islands)                                                  4,175,625
-------------------------------------------------------------------------------------------
                                                                                 5,275,625
-------------------------------------------------------------------------------------------
               ENERGY - ALTERNATE SOURCES -- 1.0%
    3,500,000  Covanta Holding Corp., B, 3.25%, 6/01/14 (a)                      3,937,500
-------------------------------------------------------------------------------------------
               ENTERTAINMENT -- 1.5%
    5,000,000  International GameTechnology, BBB, 3.25%, 5/01/14 (a)             5,912,500
-------------------------------------------------------------------------------------------
               HEALTHCARE PRODUCTS -- 8.9%
    3,300,000  Beckman Coulter, Inc., BBB, 2.50%, 12/15/36                       3,749,625
    10,569,000 Hologic, Inc., BB-, 2.00%, 12/15/37 (b)                           8,626,946
    2,500,000  Integra LifeSciences Holdings Corp., NR, 2.75%, 6/01/10 (a)       2,465,625
    3,000,000  Integra LifeSciences Holdings Corp., NR, 2.375%, 6/01/12 (a)      2,647,500
    15,600,000 Medtronic, Inc., AA-, 1.625%, 4/15/13                            15,249,000
    1,250,000  NuVasive, Inc., NR, 2.25%, 3/15/13 (a)                            1,310,938
-------------------------------------------------------------------------------------------
                                                                                34,049,634
-------------------------------------------------------------------------------------------

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 11

AVK | Advent Claymore Convertible Securities and Income Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL
AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------
               HEALTHCARE SERVICES -- 2.6%
$   3,000,000  LifePoint Hospitals, Inc., B, 3.25%, 8/15/25                  $   2,700,000
    8,265,000  LifePoint Hospitals, Inc., B, 3.50%, 5/15/14                      7,438,500
-------------------------------------------------------------------------------------------
                                                                                 10,138,500
-------------------------------------------------------------------------------------------
               INSURANCE -- 2.0%
    6,760,000  Old Republic International Corp., BBB+, 8.00%, 5/15/12            7,664,150
-------------------------------------------------------------------------------------------
               INTERNET -- 1.6%
    5,600,000  Symmantec Corp., NR, 1.00%, 6/15/13                               6,265,000
-------------------------------------------------------------------------------------------
               IRON/STEEL -- 3.7%
    3,600,000  ArcelorMittal, BBB, 5.00%, 5/15/14 (Luxembourg)                   4,914,000
    2,333,000  Steel Dynamics, Inc., BB+, 5.125%, 6/15/14                        2,534,221
    4,950,000  United States Steel Corp., BB, 4.00%, 5/15/14                     6,583,500
-------------------------------------------------------------------------------------------
                                                                                14,031,721
-------------------------------------------------------------------------------------------
               LEISURE -- 2.5%
    9,000,000  Carnival Corp., BBB+, 2.00%, 4/15/21 (Panama)                     9,405,000
-------------------------------------------------------------------------------------------
               MEDIA -- 0.5%
Euro1,250,000  UnitedGlobalCom, Inc., B-, 1.75%, 4/15/24                         1,730,519
-------------------------------------------------------------------------------------------
               MINING -- 1.0%
$   3,250,000  Newmont Mining Corp., BBB+, 1.625%, 7/15/17                       3,843,125
-------------------------------------------------------------------------------------------
               MISCELLANEOUS MANUFACTURING -- 2.1%
    4,250,000  Danaher Corp., A+, 0.00%, 1/22/21                                 4,292,500
    4,850,000  Trinity Industries, Inc., BB-, 3.875%, 6/01/36                    3,582,938
-------------------------------------------------------------------------------------------
                                                                                 7,875,438
-------------------------------------------------------------------------------------------
               OIL & GAS-- 4.3%
    4,100,000  Carrizo Oil & Gas, Inc., NR, 4.375%, 6/01/28                      3,418,375
    1,000,000  Chesapeake Energy Corp., BB, 2.75%, 11/15/35                        965,000
    4,850,000  Chesapeake Energy Corp., BB, 2.25%, 12/15/38                      3,649,625
    3,000,000  GMX Resources, Inc., NR, 5.00%, 2/01/13                           2,568,300
    2,750,000  Goodrich Petroleum Corp., NR, 3.25%, 12/01/26                     2,526,563
    3,500,000  SOCO Finance Jersey Ltd., Ser. SIA, NR, 4.50%, 5/16/13
               (United Kingdom)                                                  3,460,380
-------------------------------------------------------------------------------------------
                                                                                16,588,243
-------------------------------------------------------------------------------------------
               OIL & GAS SERVICES -- 3.6%
    2,500,000  SESI LLC, BB+, 1.50%, 12/15/26 (b)                                2,253,125
    3,000,000  Transocean, Inc., Ser. B, BBB+, 1.50%, 12/15/37
               (Cayman Islands)                                                  2,951,250
    9,049,000  Transocean, Inc., Ser. C, BBB+, 1.50%, 12/15/37
               (Cayman Islands)                                                  8,732,285
-------------------------------------------------------------------------------------------
                                                                                13,936,660
-------------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 10.9%
    7,500,000  Allergan, Inc., NR, 1.50%, 4/01/26                                8,418,750
    7,282,000  King Pharmaceuticals, Inc., BB, 1.25%, 4/01/26                    6,262,520
    4,000,000  Medicis Pharmaceutical Corp., NR, 2.50%, 6/04/32                  3,835,000
    3,000,000  Omnicare, Inc., Ser. OCR, B+, 3.25%, 12/15/35                     2,403,750
    4,000,000  Shire PLC, Ser. REGs, NR, 2.75%, 5/09/14 (Channel Islands)        3,753,232
   15,150,000  Teva Pharmaceutical Industries Ltd., Ser. C, BBB+, 0.25%,
               2/01/26 (Israel) (c)                                             17,252,062
-------------------------------------------------------------------------------------------
                                                                                41,925,314
-------------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------
               REAL ESTATE -- 0.6%
$   2,500,000  Forest City Enterprises, Inc., NR, 3.625%, 10/15/14        $      2,108,750
-------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -- 8.2%
    3,000,000  Boston Properties LP, A-, 2.875%, 2/15/37                         2,902,500
    2,170,000  Boston Properties LP, A-, 3.625%, 2/15/14 (a)                     2,094,050
    4,200,000  BRE Properties, Inc., BBB, 4.125%, 8/15/26                        4,079,250
    5,100,000  Digital RealtyTrust LP, NR, 5.50%, 4/15/29 (a)                    6,292,125
    2,700,000  Home Properties LP, NR, 4.125%, 11/01/26 (a)                      2,551,500
    7,005,000  Host Hotels & Resorts LP, BB+, 2.625%, 4/15/27 (a)                6,304,500
    4,465,000  Macerich Co., NR, 3.25%, 3/15/12 (a)                              4,135,706
    3,000,000  UDR, Inc., BBB, 4.00%, 12/15/35                                   2,958,750
-------------------------------------------------------------------------------------------
                                                                                31,318,381
-------------------------------------------------------------------------------------------
               RETAIL -- 0.3%
    1,500,000  Asbury Automotive Group, Inc., B-, 3.00%, 9/15/12                 1,286,250
-------------------------------------------------------------------------------------------
               SEMICONDUCTORS -- 7.8%
    5,000,000  Advanced Micro Devices, Inc., CCC+, 5.75%, 8/15/12                4,237,500
    10,000,000 Intel Corp., A-, 2.95%, 12/15/35                                  9,200,000
    8,250,000  Intel Corp., A-, 3.25%, 8/01/39 (a)                               8,930,625
    7,840,000  LinearTechnology Corp., Ser. A, NR, 3.00%, 5/01/27                7,546,000
-------------------------------------------------------------------------------------------
                                                                                29,914,125
-------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- 5.9%
    6,200,000  Anixter International, Inc., BB-, 1.00%, 2/15/13                  5,711,750
    5,850,000  Ciena Corp., B+, 0.25%, 5/01/13                                   4,497,187
    8,600,000  NII Holdings, Inc., B+, 3.125%, 6/15/12                           7,664,750
    4,500,000  Virgin Media, Inc., B-, 6.50%, 11/15/16 (a)                       4,781,250
-------------------------------------------------------------------------------------------
                                                                                22,654,937
-------------------------------------------------------------------------------------------
               TOTAL CONVERTIBLE BONDS - 91.8%
               (Cost $318,132,323)                                             352,371,044
-------------------------------------------------------------------------------------------
               CORPORATE BONDS -- 17.9%
               AUTO MANUFACTURERS -- 0.2%
      800,000  Navistar International Corp., BB-, 8.25%, 11/01/21                 785,000
-------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES -- 1.6%
    5,400,000  Capital One CapitalV, BB, 10.25%, 8/15/39                         6,178,437
-------------------------------------------------------------------------------------------
               HEALTHCARE PRODUCTS -- 1.1%
    4,100,000  Hanger Orthopedic Group, Inc., B-, 10.25%, 6/01/14                4,366,500
-------------------------------------------------------------------------------------------
               HEALTHCARE SERVICES -- 2.6%
    4,000,000  Apria Healthcare Group, Inc., BB+, 11.25%, 11/01/14 (a)           4,350,000
    3,000,000  HCA, Inc., BB-, 9.25%, 11/15/16                                   3,142,500
    2,500,000  HCA, Inc., BB, 8.50%, 4/15/19 (a)                                 2,662,500
-------------------------------------------------------------------------------------------
                                                                                10,155,000
-------------------------------------------------------------------------------------------
               HOLDING COMPANIES - DIVERSIFIED -- 1.8%
    6,800,000  Leucadia National Corp., BB+, 8.125%, 9/15/15                     6,919,000
-------------------------------------------------------------------------------------------
               HOME BUILDERS -- 0.8%
    3,000,000  K Hovnanian Enterprises, Inc., CCC+, 10.625%, 10/15/16 (a)        3,000,000
-------------------------------------------------------------------------------------------
               HOUSEWARES -- 1.0%
    3,094,000  Newell Rubbermaid, Inc., BBB-, 10.60%, 4/15/19                    3,819,487
-------------------------------------------------------------------------------------------

See notes to financial statements.

12 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL
AMOUNT                                                                                VALUE
-------------------------------------------------------------------------------------------------
               INSURANCE -- 3.7%
$   7,200,000  Liberty Mutual Group, Inc., BB, 10.75%, 6/15/58 (a) (d)       $   7,632,000
    5,500,000  MetLife, Inc., BBB, 10.75%, 8/01/39                               6,681,840
--------------------------------------------------------------------------------------------
                                                                                14,313,840
--------------------------------------------------------------------------------------------
               MACHINERY - DIVERSIFIED -- 0.7%
    2,500,000  Case New Holland, Inc., BB+, 7.75%, 9/01/13 (Netherlands) (a)     2,493,750
--------------------------------------------------------------------------------------------
               MEDIA-- 0.7%
    2,500,000  Univision Communication, Inc., B-, 12.00%, 7/01/14 (a)            2,715,625
--------------------------------------------------------------------------------------------
               OFFICE/BUSINESS EQUIPMENT -- 0.9%
    3,500,000  Xerox CapitalTrust I, BB+, 8.00%, 2/01/27                         3,437,893
--------------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 1.4%
    4,760,000  Axcan Intermediate Holdings, Inc., B, 12.75%, 3/01/16             5,236,000
--------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- 1.4%
    5,150,000  CC Holdings GSV LLC, BB, 7.75%, 5/01/17 (a)                       5,433,250
--------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS - 17.9%
               (Cost $62,371,676)                                               68,853,782
--------------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS - 150.1%
               (Cost $522,124,973)                                             576,448,265
--------------------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS - 11.3%
   21,416,481  DreyfusTreasury & Agency Cash Management - Investor Shares   $   21,416,481
   21,814,898  Goldman Sachs Financial Prime Obligations                        21,814,898
--------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost $43,231,379)                                               43,231,379
-------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 161.4%
               (Cost $565,356,352)                                             619,679,644
               Other assets in excess of liabilities -- 6.8%                    26,244,943
               Preferred Stock, at redemption value -- (-68.2% of Net Assets
               Applicable to Common Shareholders or -42.3% of
               Total Investments)                                             (262,000,000)
-------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100.0%        $ 383,924,587
-------------------------------------------------------------------------------------------------

LLC - Limited Liability Corp.

LP - Limited Partnership

PLC - Public Limited Company

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to 22.6% of net assets.

(b) Security is a "step down" bond where the coupon decreases or steps down at a predetermined date.

(c) All or a portion of these securities have been physically segregated in connection with swap agreements.

(d) Floating rate security. The rate shown is as of October 31, 2009. Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

                                           Annual Report | October 31, 2009 | 13

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of ASSETS AND LIABILITIES | OCTOBER 31, 2009
ASSETS
   Investments in securities, at value (cost $522,124,973)                                                          $  576,448,265
   Short term investments, at value (cost $43,231,379)                                                                  43,231,379
-----------------------------------------------------------------------------------------------------------------------------------
   Total Investments, at value (cost $565,356,352)                                                                     619,679,644
-----------------------------------------------------------------------------------------------------------------------------------
   Cash                                                                                                                  1,225,743
   Receivable for securities sold                                                                                       20,233,817
   Interest receivable                                                                                                   4,632,093
   Dividends receivable                                                                                                    982,099
   Other assets                                                                                                             44,024
-----------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                                                                    646,797,420
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Advisory fee payable                                                                                                    284,717
   Dividends payable - preferred shares                                                                                    124,566
   Unrealized depreciation on swaps                                                                                         97,273
   Servicing fee payable                                                                                                    94,906
   Administration fee payable                                                                                               11,630
   Accrued expenses and other liabilities                                                                                  259,741
-----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                                                   872,833
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK, AT REDEMPTION VALUE
   Auction Market Preferred Shares
   $0.001 par value per share; 10,480 authorized, issued and outstanding at $25,000
    per share liquidation preference                                                                                   262,000,000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                        $  383,924,587
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common Stock, $0.001 par value per share; unlimited number of shares authorized,
    23,580,877 shares issued and outstanding                                                                        $       23,581
   Additional paid-in capital                                                                                          557,792,246
   Net unrealized appreciation on investments, swaps and foreign currency translation                                   54,226,019
   Accumulated net realized gain (loss) on investments, swaps and foreign currency transactions                       (224,885,545)
   Distributions in excess of net investment income                                                                     (3,231,714)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders                                                                        $  383,924,587
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 23,580,877 common shares outstanding                                                                   $        16.28
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

14 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of OPERATIONS | FOR THE YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME
   Interest                                                                                          $   19,216,444
   Dividends                                                                                             11,503,688
------------------------------------------------------------------------------------------------------------------------------------
       Total income                                                                                                  $   30,720,132
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                                           3,122,461
   Servicing agent fee                                                                                    1,214,290
   Preferred share maintenance                                                                              683,230
   Professional fees                                                                                        294,084
   Trustees'fees and expenses                                                                               153,327
   Fund accounting                                                                                          134,347
   Administration fee                                                                                       126,735
   Printing                                                                                                 123,374
   Custodian                                                                                                 90,079
   Insurance                                                                                                 81,921
   ICI dues                                                                                                  33,197
   Rating agency fee                                                                                         22,152
   NYSE listing fee                                                                                          21,351
   Transfer agent                                                                                            21,000
   Miscellaneous                                                                                             15,396
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                                                                                     6,136,944
   Advisory and Servicing agent fees waived                                                                                (565,611)
------------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                                                                                       5,571,333
------------------------------------------------------------------------------------------------------------------------------------
       NET INVESTMENT INCOME                                                                                             25,148,799
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAPS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
       Investments                                                                                                     (106,594,431)
       Swaps                                                                                                             (8,068,612)
       Options                                                                                                               48,784
       Foreign currency transactions                                                                                         22,521
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                                      204,774,736
       Swaps                                                                                                              6,390,603
       Foreign currency translation                                                                                          59,044
------------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SWAPS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                     96,632,645
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                                                       (4,771,917)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                              $   117,009,527
====================================================================================================================================

See notes to financial statements.

                                           Annual Report l October 31, 2009 l 15

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                                            FOR THE          FOR THE
                                                                                                         YEAR ENDED       YEAR ENDED
                                                                                                   OCTOBER 31, 2009 OCTOBER 31, 2008
====================================================================================================================================
CHANGE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                                           $     25,148,799   $  39,162,979
   Net realized gain (loss) on investments, swaps, options and foreign currency transactions           (114,591,738)    (90,749,975)
   Net change in unrealized appreciation (depreciation) on investments,
      swaps and foreign currency translation                                                            211,224,383    (254,292,055)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income                                                                            (4,771,917)    (11,491,856)
   From net realized gains                                                                                       --        (716,084)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (4,771,917)    (12,207,940)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase/decrease in net assets applicable to Common Shareholders resulting from operations      117,009,527    (318,086,991)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
   SHAREHOLDERS:
   From and in excess of net investment income                                                          (28,249,227)    (48,148,533)
   From net realized gains                                                                                       --      (3,000,244)
   Return of capital                                                                                       (152,176)       (363,640)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                                             (28,401,403)    (51,512,417)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Reinvestment of dividends                                                                                214,968         395,146
------------------------------------------------------------------------------------------------------------------------------------
      Total increase/decrease in net assets                                                              88,823,092    (369,204,262)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                                                  295,101,495     664,305,757
------------------------------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net investment income
      of $3,231,714 and $2,482,381, respectively)                                                  $    383,924,587   $ 295,101,495
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

16 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Financial HIGHLIGHTS |


                                                                           FOR THE      FOR THE     FOR THE     FOR THE     FOR THE
PER SHARE OPERATING PERFORMANCE                                         YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                       OCTOBER 31,  OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                          2009         2008        2007        2006        2005
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      12.52  $     28.23  $    26.82 $     25.69  $    26.10
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                  1.06         1.66        1.94        1.99        2.33
   Net realized and unrealized gain/loss on investments,
       swaps, options and foreign currency transactions                       4.10       (14.66)       2.68        2.28        0.10
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income (common share equivalent basis)                (0.20)       (0.49)      (0.52)      (0.56)      (0.35)
   From net realized gains (common share equivalent basis)                     --         (0.03)      (0.11)        --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share equivalent basis)             (0.20)       (0.52)      (0.63)      (0.56)      (0.35)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                           4.96       (13.52)       3.99        3.71        2.08
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING

   EXPENSES CHARGED TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                  --            --          --          --*         --
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:

   From and in excess of net investment income                               (1.19)       (2.05)      (2.08)      (2.58)      (2.49)
   From net realized gain                                                      --         (0.13)      (0.50)         --          --
   Return of capital                                                         (0.01)       (0.01)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Shareholders                            (1.20)       (2.19)      (2.58)      (2.58)      (2.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $      16.28  $     12.52  $    28.23 $     26.82  $    25.69
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                           $      14.24  $     13.11  $    25.15 $     27.03  $    23.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (b)
   Net asset value                                                           42.52%      -51.06%      15.63%      15.15%       8.14%
   Market value                                                              20.34%      -41.96%       2.48%      26.86%       2.52%
RATIOS AND SUPPLEMENTAL DATA

Net assets, applicable to Common Shareholders, end of
 period (thousands)                                                   $    383,925  $   295,101  $  664,306 $   627,383  $  599,998
Preferred shares, at redemption value ($25,000 per share
   liquidation preference) (thousands)                                $    262,000  $   275,000  $  275,000 $   275,000  $  275,000
Preferred shares asset coverage per share                             $     61,634  $    51,827  $   85,391 $    82,035  $   79,545
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                                             1.77%        1.22%       1.08%       1.12%       1.12%
   Net Expenses, before fee waiver                                            1.95%        1.47%       1.37%       1.41%       1.41%
   Net Investment Income, after fee waiver, prior to effect
       of dividends to preferred shares                                       7.98%        7.14%       7.09%       7.62%       8.90%
   Net Investment Income, before fee waiver, prior to effect
       of dividends to preferred shares                                       7.80%        6.89%       6.80%       7.33%       8.61%
   Net Investment Income, after fee waiver, after effect of
       dividends to preferred shares                                          6.47%        4.92%       4.80%       5.49%       7.56%
   Net Investment Income, before fee waiver, after effect
       of dividends to preferred shares                                       6.29%        4.67%       4.51%       5.20%       7.27%
Portfolio turnover rate                                                        121%          87%         76%         81%         64%

*    Amount less than $0.01.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.


See notes to financial statements.

                                           Annual Report | October 31, 2009 | 17

AVK | Advent Claymore Convertible Securities and Income Fund

Notes to FINANCIAL STATEMENTS | OCTOBER 31, 2009

Note 1 -- ORGANIZATION:

Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Note 2 -- ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP"). The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of the ASC did not have a material effect on the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).There are no securities fair valued in accordance with such procedures established by the Board of Trustees at October 31, 2009.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and summarized in the following fair value hierarchy:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 -- significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

18 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The various input levels are not an indication of the risk associated with investing in those securities.

The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2009:

                                    QUOTED PRICES IN                      SIGNIFICANT
                                    ACTIVE MARKETS FOR SIGNIFICANT OTHER UNOBSERVABLE
                                    IDENTICAL ASSETS   OBSERVABLE INPUTS   INPUTS
(VALUE IN $000S)                       (LEVEL 1)          (LEVEL 2)        (LEVEL 3)   TOTAL
==============================================================================================
Description
Assets:
Convertible Preferred Stocks:
     Agriculture                       $   4,664            $    --          $ --    $   4,664
     Banks                                18,456              4,537            --       22,993
     Diversified Financial Services         --                3,446            --        3,446
     Electric                              7,626              8,605            --       16,231
     Food Products                          --                7,304            --        7,304
     Healthcare Services                   7,930              3,146            --       11,076
     Housewares                             --                3,178            --        3,178
     Insurance                            13,163              4,968            --       18,131
     Mining                               12,263               --              --       12,263
     Oil & Gas                            5,118                --              --        5,118
     Pharmaceuticals                      10,877               --              --       10,877
     Pipelines                              --                5,768            --        5,768
     Real Estate InvestmentTrusts         6,254                --              --        6,254
     Savings & Loans                      7,663                --              --        7,663
     Telecommunications                     --               16,458            --       16,458
     Transportation                         --                3,800            --        3,800
Convertible Bonds                           --              352,371            --      352,371
Corporate Bonds                             --               68,854            --       68,854
Money Market Fund                         43,231               --              --       43,231
----------------------------------------------------------------------------------------------
Total                                   $137,245           $482,435           $ --    $619,680
----------------------------------------------------------------------------------------------
Liabilities:
Derivatives                                $ --                $97            $ --        $97
----------------------------------------------------------------------------------------------
Total                                      $ --                $97            $ --        $97
==============================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

                                           Annual Report | October 31, 2009 | 19

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(d) COVERED CALL OPTIONS

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, or to protect the value of the Fund's portfolio.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions of such amounts with the counterparty upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(f) SECURITIES LENDING

The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2009, the Fund had no securities on loan.

(g) CONCENTRATION OF RISK

It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(h) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

20 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 -- INVESTMENT MANAGEMENT AGREEMENT, SERVICING AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to the Investment Management Agreement (the "Agreement") between the Fund and Advent Capital Management, LLC, the Fund's investment adviser (the "Advisor"), the Advisor is responsible for the daily management for the Fund's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund's Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund's Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the year ended October 31, 2009, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund's Managed Assets. In addition, the Advisor agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.115% of the average value of Managed Assets for the first five years of the Fund's operations ending April 30, 2008. Effective May 1, 2008, the Advisor waived receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.065% of the average value of Managed Assets for an additional one year. Effective May 1, 2009, the Advisory Fee waiver was reduced to 0.03% of the average value of Managed Assets for an addi- tional year. For the year ended October 31, 2009, the Advisor waived advisory fees of $267,298.


Pursuant to a Servicing Agreement between the Fund and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund's Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund's Managed Assets. In addition, the Servicing Agent agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.085% of the average value of Managed Assets for the first five years of the Fund's operations ending April 30, 2008. Effective May 1, 2008, the Servicing Agent waived receipt of a portion of the servicing fee of the Fund in the amount of 0.065% of the average value of Managed Assets for an additional one year. Effective May 1, 2009, the Servicing Fee waiver was reduced to 0.04% of the average value of Managed Assets for an additional year. For the year ended October 31, 2009, the Servicing Agent waived fees of $298,313.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

On July 17, 2009, Claymore Group Inc., the parent of the Servicing Agent, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. which is the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to negatively affect the daily operations of the Fund or Servicing Agent.

The Servicing Agreement automatically terminated as a result of the transaction. On September 29, 2009, the Board of Trustees approved a new servicing agreement between the Fund and the Servicing Agent (the "New Servicing Agreement"); however, shareholder approval of the New Servicing Agreement was not required. Other than effective dates, there are no material differences between the terms of the New Servicing Agreement and those of the original servicing agreement.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

                                           Annual Report | October 31, 2009 | 21

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

MANAGED ASSETS          RATE
----------------------------
First $200,000,000   0.0275%
Next $300,000,000    0.0200%
Next $500,000,000    0.0150%
Over $1,000,000,000  0.0100%
----------------------------

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under-distribution.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2009, the adjustments were to increase accumulated net realized loss on investments by $6,964,015, decrease paid-in capital by $158,997 and decrease distributions in excess of net investment income by $7,123,012 due to the difference in the treatment for book and tax purposes of trust preferreds, distribution reclass, convertible bonds, contingent payment debt instruments, swaps and foreign currency.

Subsequent to the October 31, 2008 reporting period, it was determined that a reclassification of $158,997 was required between ordinary income and capital gain. This reclassification related to real estate investment trusts and partnerships held by the Fund and was the result of information becoming available on the investments after the prior year-end. This resulted in a recharacterization of $158,997 between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

At October 31, 2009, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

                                                                      NET TAX
      COST OF                                     NET TAX          UNREALIZED
  INVESTMENTS     GROSS TAX     GROSS TAX      UNREALIZED        DEPRECIATION
      FOR TAX UNREALIZED UNREALIZED APPRECIATION ON ON DERIVATIVES AND PURPOSES APPRECIATION DEPRECIATION INVESTMENTS FOREIGN CURRENCY
-----------------------------------------------------------------------------
$ 569,754,025  $ 58,597,736  $ (8,672,117) $   49,925,619   $        (97,273)
-----------------------------------------------------------------------------

As of October 31, 2009, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

 UNDISTRIBUTED    UNDISTRIBUTED
      ORDINARY        LONG-TERM
       INCOME/           GAINS/
  (ACCUMULATED     (ACCUMULATED
ORDINARY LOSS)    CAPITAL LOSS)
-------------------------------
       $    --  $ (223,595,020)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $223,595,020 available to offset possible future capital gains. Of the capital loss carryforward, $96,628,168 is set to expire on October 31, 2016, and $126,966,852 is set to expire on October 31, 2017.

For the years ended October 31, 2009 and October 31, 2008, the tax character of distributions paid of $33,021,144 and $54,863,421 was ordinary income, $- and $8,493,296 was long-term capital gain, and $152,176 and $363,640 was return of capital, respectively.

22 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:

For the year ended October 31, 2009, purchases and sales of investments, excluding options and short-term securities, were $597,682,018 and $602,880,032, respectively.

Note 6 -- DERIVATIVES:

(a) COVERED CALL OPTION

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, or to protect the value of the Fund's portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the year ended October 31, 2009. Details of the transactions were as follows:

                                       NUMBER OF CONTRACTS PREMIUMS RECEIVED
----------------------------------------------------------------------------
Options outstanding, beginning of year                 -0-          $    -0-
Options written during the period                    8,178           661,509
Options expired during the period                   (3,148)         (234,478)
Options closed during the period                    (4,805)         (413,356)
Options assigned during the period                    (225)          (13,675)
----------------------------------------------------------------------------
Options outstanding, end of period                     -0-          $    -0-
----------------------------------------------------------------------------

(b) SWAPS

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund's custodian bank.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty).

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or

                                           Annual Report | October 31, 2009 | 23

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default swap agreements during the period ended October 31, 2009 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2009 are as follows:

CREDIT DEFAULT SWAP AGREEMENTS:
                                                                         IMPLIED CREDIT
                                                                              SPREAD AT     NOTIONAL     PAYING      UNREALIZED
                                                BUY/SELL    TERMINATION     OCTOBER 31,       AMOUNT      FIXED   APPRECIATION/
COUNTERPARTY               REFERENCE ENTITY   PROTECTION           DATE        2009 (1)        (000)       RATE  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets   Home Depot, Inc.          Buy     06/20/2014          59.50%       $2,050       1.00%      $(97,273)
-------------------------------------------------------------------------------------------------------------------------------

For the credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

(1) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.

(c) ACCOUNTING PRONOUNCEMENT FOR DERIVATIVES:

The Fund is required by GAAP to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

Derivative Notional amounts and values as of October 31, 2009 are indicative of the volume of the Fund's derivatives activities over the reporting period, except for swaps.

The Fund decreased the volume of activity in swaps during the period ended October 31, 2009, with an average notional balance of approximately $10,001,000 during the period ended October 31, 2009 and an ending notional balance of approximately $2,050,000 as of October 31, 2009.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2009.

                           Statement of Assets and Liabilities Presentation of FairValues of Derivative Instruments:
------------------------------------------------------------------------------------------------------------------------------------
 (amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                   Asset Derivatives                                      Liability Derivatives
------------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted   Statement of Assets                                       Statement of Assets and
 for as hedging instruments  and Liabilities Location          Fair Value              Liabilities Location                FairValue
------------------------------------------------------------------------------------------------------------------------------------
 Credit default contracts    Unrealized appreciation on swaps    $ --     Unrealized depreciation on credit default swaps    $ 97
------------------------------------------------------------------------------------------------------------------------------------
 Total                                                           $ --                                                        $ 97
====================================================================================================================================

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2009.

                                                            Effect of Derivative Instruments on the Statement of Operations:
----------------------------------------------------------------------------------------------------------------------------------
 (amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------
                                                            Amount of Realized Gain/(Loss) on Derivatives
----------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as hedging instruments             Swaps                    Options                          Total
----------------------------------------------------------------------------------------------------------------------------------
 Credit default contracts                                        $(1,103)                    $ --                         $(1,103)
----------------------------------------------------------------------------------------------------------------------------------
 Total return contracts                                          (6,966)                       --                          (6,966)
----------------------------------------------------------------------------------------------------------------------------------
 Equity contracts                                                    --                       49                              49
----------------------------------------------------------------------------------------------------------------------------------
 Total                                                           $(8,069)                     $49                         $(8,020)
==================================================================================================================================


24 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

                                     Change in Unrealized Appreciation/(Depreciation) on Derivatives
---------------------------------------------------------------------------------------------------------------------------------
Derivatives not accounted for as hedging instruments                                        Swaps          Options         Total
---------------------------------------------------------------------------------------------------------------------------------
Credit default contracts                                                                   $ (97)             $ --         $  (97)
---------------------------------------------------------------------------------------------------------------------------------
Total return contracts                                                                       6,488              --          6,488
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                       $6,391            $ --         $6,391
=================================================================================================================================

Note 7-- CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund issued 18,019 shares during the year ended October 31, 2009, and 31,536 shares during the year ended October 31, 2008. At October 31, 2009, Advent Capital Management LLC, the Fund's investment adviser, owned 7,671 shares of the Fund.

PREFERRED SHARES

On June 19, 2003, the Fund's Board of Trustees authorized the issuance of Auction Market Preferred Shares ("AMPS"), as part of the Fund's leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

During the year ended October 31, 2009, the following preferred share redemptions occurred:

          NUMBER OF
             SHARES         AMOUNT            REDEMPTION
SERIES     REDEEMED       REDEEMED                  DATE
--------------------------------------------------------
M7              102     $2,550,000     December 23, 2008
T28             102     $2,550,000      January 14, 2009
W7              102     $2,550,000     December 26, 2008
W28             56      $1,400,000       January 2, 2009
TH28            102     $2,550,000       January 2, 2009
F7              56      $1,400,000     December 29, 2008

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25% . Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.

For the year ended October 31, 2009, the annualized dividend rates ranged from:

               HIGH      LOW      AT OCTOBER 31, 2009
-----------------------------------------------------
Series M7      3.39%     1.48%                  1.48%
Series T28     4.78      1.50                   1.50
Series W7      3.27      1.47                   1.47
Series W28     5.54      1.49                   1.49
Series TH28    5.76      1.49                   1.49
Series F7      3.41      1.48                   1.48

                                           Annual Report | October 31, 2009 | 25

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS continued

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 -- INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -- SUBSEQUENT EVENT:

On November 2, 2009, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on November 30, 2009 to shareholders of record on November 13, 2009. On December 1, 2009, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on December 31, 2009 to shareholders of record on December 15, 2009.

The Fund has performed an evaluation of subsequent events through December 24, 2009, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

26 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|

To the Board of Trustees and Shareholders of Advent Claymore Convertible Securities and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent Claymore Convertible Securities & Income Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 24, 2009

                                           Annual Report | October 31, 2009 | 27

AVK | Advent Claymore Convertible Securities and Income Fund

Supplemental INFORMATIONl(unaudited)

FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $6,516,711 was received by the Fund through October 31, 2009. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $6,686,750 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on September 29, 2009. At this meeting, shareholders voted on the election of trustees.

With regard to the election of the following trustee by common shareholders of the Fund:


                                                                                                            # of Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              In Favor      Against        Withheld
-----------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland                                                                           20,540,912      591,981         401,155

With regard to the election of the following trustee by preferred shareholders of the Fund:
                                                                                                            # of Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              In Favor      Against        Withheld
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg                                                                                 5,056        1,009             82

The other trustees of the Fund whose terms did not expire in 2009 are Randall
C. Barnes, Daniel L. Black, Derek Medina, Gerald L. Seizert, and Michael A.
Smart.

TRUSTEES

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

NAME, ADDRESS, YEAR OF  TERM OF OFFICE* PRINCIPAL OCCUPATIONS DURING                      NUMBER OF FUNDS
BIRTH AND POSITION(S)   AND LENGTH OF   THE PAST FIVE YEARS AND                           IN FUND COMPLEX**    OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED     OTHER AFFILIATIONS                                OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Daniel Black+           Since 2005      Partner, theWicks Group of Cos., LLC                     3              Director of Penn
Year of birth: 1960                     (2003-present). Formerly, Managing Director and                         Foster Education
Trustee                                 Co-head of the Merchant Banking Group at BNY                            Group, Inc.
                                        Capital Markets, a division of The Bank of New
                                        York Co., Inc. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++     Since 2005      Private Investor (2001-present). Formerly,               44             None.
Year of birth: 1951                     Senior Vice President, Treasurer PepsiCo, Inc.
Trustee                                 (1993-1997), President, Pizza Hut International
                                        (1991-1993) and Senior Vice President,
                                        Strategic Planning and New Business Development
                                        (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+           Since 2003      SeniorVice President, Business Affairs at ABC             3              Director ofYoung
Year of birth: 1966                     News (2008-present). Vice President, Business                            Scholar's
Trustee                                 Affairs and News Planning at ABC News                                    Institute.
                                        (2003-2008). Formerly, Executive Director,
                                        Office of the President at ABC News (2000-2003).
                                        Former Associate at Cleary Gottlieb Steen &
                                        Hamilton (law firm) (1995-1998). Former
                                        associate in Corporate Finance at J.P.
                                        Morgan/Morgan Guaranty (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++      Since 2003      Partner of Nyberg & Cassioppi, LLC., a law firm          47             None.
Year of birth: 1953                     specializing in corporate law, estate planning
Trustee                                 and business transactions (2000-present).
                                        Formerly, Executive Vice President, General Counsel
                                        and Corporate Secretary of Van Kampen
                                        Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+ Since 2003      Chief Executive Officer of Seizert Capital                3            Former Director of
Year of birth: 1952                     Partners, LLC, where he directs the equity                             Loomis, Sayles and
Trustee                                 disciplines of the firm and serves as a co-manager                     Co., L.P.
                                        of the firm's hedge fund, Proper Associates, LLC
                                        (2000-present). Formerly, Co-Chief Executive
                                        (1998-1999) and a Managing Partner and Chief
                                        Investment Officer-Equities of Munder Capital
                                        Management, LLC (1995-1999). FormerVice President
                                        and Portfolio Manager of Loomis, Sayles & Co.,
                                        L.P. (asset manager) (1984-1995). Former Vice
                                        President and Portfolio Manager at First of
                                        America Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+       Since 2003      Managing Partner, Cordova, Smart & Williams, LLC,         3            Director, Country
Year of birth: 1960                     Advisor First Atlantic Capital Ltd., (2001-present).                   Pure Foods. Chairman,
Trustee                                 Formerly, a Managing Director in Investment                            Board of Directors,
                                        and a Vice President in Investment Banking-Corporate                   Berkshire Blanket,
                                        Finance (1992-1995) at Merrill Lynch & Co.                             Inc. President and
                                        Founding Partner of The Carpediem Group,                               Chairman, Board of
                                        (1991-1992). Associate at Dillon, Read and Co.                         Directors, Sqwincher
                                        Banking-The Private Equity Group (1995-2001)                           Holdings. Director,
                                        (investment bank) (1988-1990).                                         Sprint Industrial
                                                                                                               Holdings. Co-
                                                                                                               chairman, Board of
                                                                                                               Directors, H2O Plus.
------------------------------------------------------------------------------------------------------------------------------------

28 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

NAME, ADDRESS, YEAR OF       TERM OF OFFICE* PRINCIPAL OCCUPATIONS DURING                NUMBER OF FUNDS
BIRTH AND POSITION(S)        AND LENGTH OF   THE PAST FIVE YEARS AND                     IN FUND COMPLEX**   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT         TIME SERVED     OTHER AFFILIATIONS                          OVERSEEN BY TRUSTEE HELD BY TRUSTEE
================================================================================================================================
INTERESTED TRUSTEES:
================================================================================================================================
Tracy V. Maitland+Y          Since 2003      President of Advent Capital Management,            3            None.
Year of birth: 1960                          LLC, which he founded in 1995. Prior to
Trustee, President and Chief                 June, 2001, President of Advent Capital
Executive Officer                            Management, a division of Utendahl Capital.
--------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.


* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     -Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     -Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

Nicholas Dalmaso served as a Trustee of the Fund. Mr. Dalmaso did not stand for re-election at the Fund's annual meeting of shareholders on September 29, 2009 (the "Annual Meeting"). Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under the Fund's Agreement and Declaration of Trust, the Board decided to reduce its size from eight to seven Trustees upon the expiration of Mr. Dalmaso's term at the Annual Meeting.

** The Claymore Fund Complex consists of U. S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

Y Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Advisor.

OFFICERS
The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND      TERM OF OFFICE** AND  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED AND OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
F. Barry Nelson                        Since 2003            Co-Portfolio Manager at Advent Capital Management, LLC (June 2001-
Year of birth: 1943                                          present). Prior to June 2001, Mr. Nelson held the same position at
Vice President and Assistant Secretary                       Advent Capital Management, a division of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Robert White                           Since 2005            Chief Financial Officer, Advent Capital Management, LLC (July 2005-
Year of birth: 1965                                          present). Previously, Vice President, Client Service Manager, Goldman
Treasurer and                                                Sachs Prime Brokerage (1997-2005).
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                            Since 2003            General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950
Secretary and
Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board ofTrustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                           Annual Report | October 31, 2009 | 29

AVK | Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment PLAN |(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

30 | Annual Report | October 31, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Fund INFORMATION |

BOARD OF TRUSTEES                                             OFFICERS                               INVESTMENT ADVISER
Randall C. Barnes                                             Tracy V. Maitland                      Advent Capital Management, LLC
                                                              President and Chief Executive Officer  New York, New York
Daniel Black
                                                              F. Barry Nelson                        SERVICING AGENT
Tracy V. Maitland*                                            Vice President and Assistant Secretary Claymore Securities, Inc.
Chairman                                                                                             Lisle, Illinois
                                                              Robert White
Derek Medina                                                  Treasurer and Chief Financial Officer
                                                                                                     CUSTODIAN AND TRANSFER AGENT
Ronald A. Nyberg                                              Rodd Baxter                            The Bank of New York Mellon
                                                              Secretary and Chief Compliance Officer New York, New York
Gerald L. Seizert
                                                                                                     ADMINISTRATOR
Michael A. Smart                                                                                     Claymore Advisors, LLC
                                                                                                     Lisle, Illinois
* Trustee is an "interested person" of the Fund as defined in
the Investment Company Act of 1940, as amended, because                                              PREFERRED STOCK-
of his position as an officer of the Advisor.
                                                                                                     DIVIDEND PAYING AGENT
                                                                                                     The Bank of New York Mellon
                                                                                                     New York, New York

                                                                                                     LEGAL COUNSEL
                                                                                                     Skadden, Arps, Slate,
                                                                                                     Meagher & Flom LLP
                                                                                                     New York, New York

                                                                                                     INDEPENDENT REGISTERED
                                                                                                     PUBLIC ACCOUNTING FIRM
                                                                                                     PricewaterhouseCoopers LLP
                                                                                                     New York, New York

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor, its affiliates and the Fund's Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

 The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866)
488-3559.


This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Claymore's website at www.claymore.com/avk or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com/avk. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In November 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

                                           Annual Report | October 31, 2009 | 31

AVK | Advent Claymore Convertible Securities and Income Fund

ADVENT CAPITAL MANAGEMENT, LLC

Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy
V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.


ADVENT CAPITAL MANAGEMENT, LLC
1065 Avenue of the Americas
New York, New York 10018

 AVK
LISTED
NYSE(R)


AVK-AR-1009

ITEM 2.  CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

     (b)  No information need be disclosed pursuant to this paragraph.

     (c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

     (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

     (e)  Not applicable.

     (f)  (1) The registrant's Code of Ethics is attached hereto as an exhibit.

          (2)  Not applicable.

          (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the "Audit Committee"), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,500 and $93,800 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

     (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, and are not reported under paragraph 4(a), were $16,700 and $16,700 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively. These services were performed for agreed upon procedures associated with the registrant's Auction Market Preferred Shares.

          The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

     (c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,500 and $14,500 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

          The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $31,300 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively. The fees for the fiscal year ended October 31, 2008 were performed for the Fund's change of accounting policy related to amortization.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.


(e)  Audit Committee Pre-Approval Policies and Procedures.

     (1) In accordance with Rule 2-01(c)(7), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.


                     AUDIT COMMITTEE PRE-APPROVAL POLICY OF
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND


STATEMENT OF PRINCIPLES

   The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the OTrust,O) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

   This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

   In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

   Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

   The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

   In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

   Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

   The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

   All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $31,200 and $62,500 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

(h)  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager"). The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a) (1) F. Barry Nelson (the "Portfolio Manager") is primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31, 2009:


  ------------------------------- ---------------- ----------------------------------------------------------------
      Name                             Since           Professional Experience

  ------------------------------- ---------------- ----------------------------------------------------------------


  ------------------------------- ---------------- ----------------------------------------------------------------
  F. Barry Nelson                       2003       Portfolio Manager at Advent Capital Management, LLC for more
                                    (Inception)    than seven years.
  ------------------------------- ---------------- ----------------------------------------------------------------

     (a) (2) (i-iii) Other accounts managed. Mr. Nelson does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by Mr. Nelson as of October 31, 2009:



                            Registered Investment        Other Pooled Investment
                                  Companies                      Vehicles                     Other Accounts
------------------------------------------------------------------------------------------------------------------
                            # of                          # of                            # of
Name                      Accounts    Total Assets      Accounts      Total Assets      Accounts       Total Assets

F. Barry Nelson              1       $ 437 million         1         $ 15.0 million        48         $ 769 million


(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Manager has investment objectives and policies that are similar to those of the registrant, the Portfolio Manager will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Manager, if appropriate. Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC. Compensation is based on the entire employment relationship and not based on the performance of the registrant or any other single account or type of account. In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by F. Barry Nelson as of October 31, 2009:

                                                     DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                              SECURITIES IN FUND
-------------------------------------------------  -------------------------
F. Barry Nelson                                         $100,001-$500,000

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 8, 2010

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 8, 2010

By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 8, 2010